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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the inclusion in this Form 8-K of our report dated May 29, 1998 on our audit of the consolidated financial statements of Aspen Technology, Inc. and subsidiaries.



/s/ ARTHUR ANDERSEN LLP

September 14, 1998